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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

FEDERAL SIGNAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

1415 West 22nd Street
Oak Brook, Illinois 60523

Notice of Annual Meeting of Stockholders

To Be Held on April 27, 2005

To the Stockholders of

Federal Signal Corporation:

      The Annual Meeting of Stockholders of Federal Signal Corporation (“Federal”) for the year 2005 will be held at the Doubletree Guest Suites and Conference Center, 2111 Butterfield Road, Downers Grove, Illinois on Wednesday, April 27, 2005, at 11:00 a.m., local time, for the following purposes:

1.	To elect two directors of Federal;

2.	To approve the Federal Signal Corporation 2005 Executive Incentive Compensation Plan, the reservation of 4,000,000 shares of Federal Signal Corporation Common Stock for future issuance under the plan and the performance criteria and limits under the plan for purposes of Internal Revenue Code Section 162(m);

3.	To approve the Federal Signal Corporation Executive Incentive Performance Plan;

4.	To ratify the appointment of Ernst & Young LLP as Federal’s independent registered public accounting firm for 2005; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on February 28, 2005 as the record date for determining the holders of Common Stock of Federal entitled to notice of and to vote at the meeting or any adjournment thereof.

      A copy of Federal’s Financial Statements, its Annual Report for the year ended December 31, 2004 and a Proxy Statement accompany this notice.

      IMPORTANT! TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.

      No postage is required if the proxy is mailed in the United States.

By order of the Board of Directors,

JENNIFER L. SHERMAN
Secretary

March 22, 2005

1415 West 22nd Street
Oak Brook, Illinois 60523

Proxy Statement for Annual Meeting of Stockholders

To Be Held on April 27, 2005

GENERAL INFORMATION

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Federal Signal Corporation (the “Company”) for use at the Annual Meeting of Stockholders to be held at the Doubletree Guest Suites and Conference Center, 2111 Butterfield Road, Downers Grove, Illinois on Wednesday, April 27, 2005 at 11:00 a.m., local time, and any adjournment thereof for the following purposes:

1.	To elect two directors of the Company;

2.	To approve the Federal Signal Corporation 2005 Executive Incentive Compensation Plan, the reservation of 4,000,000 shares of Federal Signal Corporation Common Stock for future issuance under the plan and the performance criteria and limits under the plan for purposes of Internal Revenue Code Section 162(m);

3.	To approve the Federal Signal Corporation Executive Incentive Performance Plan;

4.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2005; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

      This proxy statement, the notice of annual meeting and the accompanying proxy card were first mailed to stockholders on or about March 22, 2005.

      The accompanying proxy card permits a stockholder to direct whether his or her shares are to be voted for or withheld from the vote for the nominees for director and to vote for, against or abstain with regard to the approval of the other proposals listed above. Each proxy will be voted as the stockholder directs on the proxy. If no such direction is given on a proxy, it is the present intention of the persons named in the proxy card to vote the proxy for the election of the named nominees as directors, for the approval of the Federal Signal Corporation 2005 Executive Incentive Compensation Plan, including its performance criteria and limits, for the approval of the Federal Signal Corporation Executive Incentive Performance Plan and for the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2005. If the appointment of Ernst & Young LLP is not ratified, the Board will consider whether it should select another independent registered public accounting firm.

Solicitation Costs

      The costs of solicitation of proxies for the Annual Meeting will be borne by the Company. Following the original solicitation of proxies by mail, certain officers and regular employees of the Company may solicit proxies by correspondence, telephone, e-mail, or in person, but without extra compensation. The Company will reimburse brokers and other nominee holders for their reasonable expenses incurred in forwarding the proxy materials to the beneficial owners.

Voting Securities

      Only the holders of record of the Common Stock of the Company at the close of business on February 28, 2005 will be entitled to vote at the meeting. On the record date, there were 48,727,511 shares of Common Stock issued and outstanding.

      A majority of the outstanding shares, present in person or by proxy, will constitute a quorum at the meeting. For purposes of determining if a quorum is present, a designation on the proxy that the stockholder is “withholding authority” to vote for a nominee or nominees or “abstaining” from any proposal will be counted as a share represented at the meeting, but broker “non-votes” will not be counted. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Abstentions are counted as votes cast, whereas broker non-votes are not counted as votes cast for determining whether a proposition has been approved. Each stockholder of record will be entitled to one vote for each share of Common Stock standing in the name of the holder on the books of the Company on the record date.

      A plurality of the votes cast is required for the election of directors, which means that the nominees with the two highest vote totals will be elected as directors. As a result, a designation on the proxy that the stockholder is “withholding authority” for a nominee or nominees and broker “non-votes” do not have an effect on the results of the vote for the election of directors.

      The approval of a majority of votes cast at the meeting is required for approval of the Federal Signal Corporation 2005 Executive Incentive Compensation Plan, including approval of the plan’s criteria and limits, provided that the total votes cast on the proposal represents over 50 percent of the total outstanding shares of Common Stock entitled to vote on the proposal at the Annual Meeting. Therefore, broker “non-votes” will have the effect of a vote against this proposal to the extent that the total vote does not exceed 50 percent of the outstanding shares of Common Stock. Shares subject to abstentions will have no effect on this proposal.

      The approval of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required for the approval of the Federal Signal Corporation Executive Incentive Performance Plan, ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm and for all other matters submitted to stockholders for a vote. Therefore, abstentions and broker “non-votes” will have no effect on these proposals.

Revocability of Proxy

      A proxy may be revoked at any time before it is voted by filing a written notice of revocation or a later-dated proxy card with the Secretary of the Company or by attending the Annual Meeting and voting the shares in person. Attendance alone at the Annual Meeting will not revoke a proxy.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS

      The following table sets forth information as of February 28, 2005 with respect to beneficial ownership of Common Stock of the Company by: (i) any person who is known to the Company to be the beneficial owner of more than five percent of the Company’s Common Stock, which is the Company’s only class of outstanding voting securities, and (ii) each director and executive officer named in the Summary Compensation Table of this proxy statement, and all directors and executive officers as a group:

	Amount and	Percent of
	Nature of	Outstanding
	Beneficial	Common
Name	Ownership(5)	Stock(6)

Beneficial Owners of More Than Five Percent of the Company’s Common Stock:
Mac-Per-Wolf Company(1)	4,113,693	8.44%
310 S. Michigan Ave., Suite 2600
Chicago, IL 60604
Franklin Mutual Advisers, LLC(2)	3,807,120	7.81%
51 John F. Kennedy Parkway
Short Hills, NJ 07078
Cooke & Bieler, L.P.(3)	2,808,966	5.76%
1700 Market Street
Philadelphia, PA 19103
Each Director and the Named Executive Officer and Directors and Executive Officers as a Group:(4)
Charles R. Campbell, Director	49,137	*
Robert M. Gerrity, Director	1,414	*
Robert S. Hamada, Director	0	*
James C. Janning, Director	29,400	*
Paul W. Jones, Director	33,352	*
Joan E. Ryan, Director	0	*
Robert D. Welding, Director and Executive Officer	158,600	*
Stephanie K. Kushner, Executive Officer	42,172	*
Kimberly L. Dickens, Executive Officer	18,478	*
Alexander D. Craig, Executive Officer	19,100	*
Jennifer L. Sherman, Executive Officer	27,133	*
All Directors and Executive Officers as a group (21 persons)	986,260	2.02%

(1)	The information contained in this portion of the table is based upon a Schedule 13G filed January 31, 2005.

(2)	The information contained in this portion of the table is based upon a Schedule 13G filed February 14, 2005. The securities were reported as being beneficially owned by one or more open end investment companies or other managed accounts which, pursuant to advisor contracts, are advised by the filer.

(3)	The information contained in this portion of the table is based upon a Schedule 13G filed February 7, 2005. The filer reported holding shared voting power with respect to 1,229,791 shares and shared dispositive power with respect to 2,808,966 shares. The filer reported filing on behalf of its two subsidiaries, PWMCO, LLC and Perkins, Wolf, McDonnell and Company, LLC.

(4)	The information contained in this portion of the table is based upon information furnished to the Company by the individuals named below and from the records of the Company. Except as set forth in the following footnotes, each director and officer claims sole voting and investment power with respect to the shares listed beside his or her name.

(5)	Totals include shares subject to stock options exercisable within 60 days of February 28, 2005 as follows: Mr. Campbell, 16,500; Mr. Janning, 15,000; Mr. Jones, 16,500; Ms. Kushner, 10,000; and Ms. Sherman, 12,700. Totals also include shares of restricted stock awarded pursuant to the Company’s benefit plans which are subject to certain restrictions under the plans, as follows: Mr. Janning, 4,400; Mr. Welding, 86,100; Ms. Kushner, 23,525; Ms. Dickens, 18,400; Mr. Craig, 18,400 and Ms. Sherman, 8,350. Totals do not include shares held in the Company’s Rabbi Trust for which executive officers and directors disclaim beneficial ownership, as follows: Mr. Campbell, 378; Mr. Hamada, 2,576; Ms. Ryan, 2,001; Ms. Kushner, 6,920; and directors and executive officers as a group, 131,413.

(6)	Based upon 48,727,511 shares of Common Stock issued and outstanding as of February 28, 2005 and, for each director or executive officer or the group, the number of shares subject to stock options exercisable by such director or executive officer or the group within 60 days of February 28, 2005. The use of “*” denotes percentages which are less than one percent.

PROPOSAL 1 — ELECTION OF DIRECTORS

      The Company’s Board of Directors consists of seven directors divided into three classes with one class term expiring each year. Charles R. Campbell and Paul W. Jones are nominated as directors for election at this Annual Meeting for a term to expire at the 2008 Annual Meeting or until their successors are elected and qualified. The Board of Directors recommends a vote for the election of Messrs. Campbell and Jones as directors.

      If on account of death or unforeseen contingencies a nominee is not available for election, the persons named in the proxy will vote the proxy for such other person(s) as the Nominating and Governance Committee may nominate as directors so as to provide a full board. The two nominees receiving the highest number of votes cast will be elected as directors.

      Information regarding the nominees for election and the directors continuing in office is set forth below:

		Year First	Year Present	Principal Occupation
		Became	Term	or Employment for
Name	Age	Director	Expires	Last Five Years(1)

Nominees:
Charles R. Campbell	65	1998	2005	Mr. Campbell is a consultant in The Everest Group, a management consulting firm. He was a director of Home Products International, Inc., a houseware products company.
Paul W. Jones	56	1998	2005	Mr. Jones is President and Chief Operating Officer and a director of A.O. Smith Corporation, a manufacturer of water heating systems and electric motors. Mr. Jones retired in November 2002 as Chairman, President and Chief Executive Officer of U.S. Can Company, positions he had held since April 1998.
Continuing Directors:
James C. Janning	57	1999	2006	Mr. Janning is Group President of Harbour Group, Ltd., a diversified holding company, and has held various executive positions at Harbour Group since 1987. Mr. Janning is also a director of Menasha Corp., a manufacturing company, and a director and Chairman of Menasha Forest Products Corp., a forestry business.

		Year First	Year Present	Principal Occupation
		Became	Term	or Employment for
Name	Age	Director	Expires	Last Five Years(1)

Robert D. Welding	56	2003	2006	Mr. Welding was elected President and Chief Executive Officer of the Company in December 2003. Prior to joining the Company, Mr. Welding was Executive Vice President of BorgWarner Inc. and group president of its Driveline Group automotive parts businesses.
Joan E. Ryan	48	2002	2006	Ms. Ryan is a freelance management consultant providing financial advisory services. She served as Senior Vice President and Chief Financial Officer of SIRVA from February 2003 until January 2005. She was Executive Vice President and Chief Financial Officer of Tellabs, Inc., a communication innovative bandwidth company, from 2000 until 2003.
Robert M. Gerrity	67	2003	2007	Mr. Gerrity is a director and a principal in Gerrity Partners, a consulting business. He is also Chairman of the Industrial Group of Glencoe Capital, a private equity firm. He is a director of Standard Motor Products, Inc., an automotive parts manufacturer, Rimrock Corporation, an automation company, and Polyair Corporation, a specialty packaging company.
Robert S. Hamada	67	2003	2007	Mr. Hamada is the Edward Eagle Brown Distinguished Service Professor of Finance Emeritus and Dean Emeritus, University of Chicago Graduate School of Business. Mr. Hamada also is a consultant for Hamada Management Consulting. He is a director of Northern Trust Corporation, a financial services company, and A.M. Castle & Co., a metal products company. He served as a director of Fleming Companies, Inc., a wholesale grocery distributor, from 2001 to 2004.

(1)	The information contained in this table is based upon information furnished to the Company by the individuals named above.

Independence of Members of the Board of Directors

      The Board of Directors has determined that all of the Company’s directors except Robert D. Welding qualify as independent directors. This determination was made in accordance with the New York Stock Exchange and Securities and Exchange Commission rules and a review of all pertinent relationships between each director and the Company, including any charitable contributions made by the Company to organizations with which a director is affiliated. In connection with making this determination, the Board of Directors reviewed information including director questionnaires and other certifications concerning the relationships between the directors and the Company and any director relationships.

Committees of the Board of Directors

      Pursuant to its By-Laws, the Company has established standing audit, nominating and governance, compensation and benefits, and executive committees.

      Audit Committee. The Audit Committee of the Board of Directors is responsible for monitoring:

•	the integrity of the financial statements of the Company;

•	the independent registered public accounting firm’s qualifications and independence;

•	the performance of the Company’s internal audit function and independent registered public accounting firm; and

•	the compliance by the Company with legal and regulatory requirements, including the Company’s Code of Business Conduct for all employees and Code of Ethics for the Chief Executive Officer and senior financial officers.

      In fulfilling its role, the Audit Committee reviews the design and operation of internal control processes and the manner in which the Company controls its major financial risk exposures. The Audit Committee has direct and regular access to the Company’s financial executives, including the internal auditor, the Chief Financial Officer, and the independent registered public accounting firm. The Audit Committee has the sole authority to appoint or replace the independent registered public accounting firm and is directly responsible for the compensation and oversight of the work of the independent registered public accounting firm. In addition, the Audit Committee considers and approves the performance of non-audit services by the Company’s independent registered public accounting firm, taking into consideration the effect that the performance of these services may have upon the independence of the independent registered public accounting firm.

      The Company’s By-Laws prohibit a director who is also an employee of the Company from serving on the Audit Committee. The Board of Directors has determined that all of the members of the Audit Committee are independent as defined under the applicable New York Stock Exchange and Securities and Exchange Commission rules. The members of the Audit Committee are Joan Ryan (Chair), Charles Campbell and Robert Hamada. The Board of Directors has determined that Mr. Campbell and Ms. Ryan qualify as “audit committee financial experts” as defined by the Securities and Exchange Commission. None of the Audit Committee members serves on more than three audit committees.

      The Board of Directors has adopted a revised Charter for the Audit Committee to comply with the requirements of the New York Stock Exchange and the Sarbanes-Oxley Act of 2002, a copy of which is attached as Appendix A to this proxy statement and is available on the Company’s website at http://www.federalsignal.com.

      Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending guidelines to the Board of Directors for the governance of the Company, including the structure and function of the Board of Directors and its committees and the management of the Company, as well as identification and recommendation to the Board of Directors of candidates to be elected as directors.

      Stockholders can nominate candidates for election as directors at stockholder meetings by giving at least 30 days advance written notice to the Secretary of the Company along with setting forth the following information with respect to the nominee: name, age, business and residence addresses, principal occupation or employment, the number of Company shares beneficially owned and a consent to serve as a director if elected that would be required for a nominee under the Securities and Exchange Commission rules. No procedure has been adopted by the Committee for considering the recommendation of director nominees by stockholders, but the Committee will consider stockholder nominees for new directorship on the same basis as other nominees.

      The Committee has set no specific minimum qualification for a nominee to the Board of Directors, but the Committee considers the current make-up of the Board of Directors, the skills and business experience of the particular nominee, and the potential value the nominee would add to the Board of Directors. The Board of Directors has determined that all of the members of the Nominating and Governance Committee are independent as defined under the applicable New York Stock Exchange rules. The members of the Nominating and Governance Committee are Robert Hamada (Chairman), James Janning and Paul Jones. Walden O’Dell served on the Nominating Committee in 2004, but resigned his position as director of the Company on February 14, 2005.

      Compensation and Benefits Committee. The Compensation and Benefits Committee is responsible for setting and administering the policies that govern base salary, annual bonus, long-term incentives and stock ownership programs for the Company’s executive officers. The Committee also reviews and recommends to the Board of Directors policies, practices and procedures relating to the establishment, investment of funds, and administration of employee benefit plans. The Board of Directors has determined that all of the members of the Compensation and Benefits Committee are independent, as defined under the applicable New York Stock Exchange rules. The members of the Compensation and Benefits Committee are Paul Jones (Chairman), James Janning, Charles Campbell and Robert Gerrity.

      Executive Committee. The Executive Committee of the Board generally exercises the power and authority of the Board in the intervals between full board meetings. The members of the Executive Committee are Robert Welding (Chairman), Robert Hamada, James Janning and Joan Ryan.

Meetings of the Board of Directors and Committees

      During 2004, the Board of Directors held a total of seven meetings and the Executive Committee of the Board held one meeting. During 2004, the Compensation and Benefits Committee held eight meetings; the Nominating and Governance Committee held three meetings; and the Audit Committee held seven meetings. No director attended less than 75 percent of the meetings of the Board and of each committee of which he or she was a member.

Compensation of Board Members

      In 2004, directors (other than the Chairman of the Board) who are not officers of the Company received an annual retainer of $29,500, a $1,000 fee for each Board meeting attended in person and $500 for each Board meeting attended by telephone. The annual retainer was increased to $40,000 effective January 1, 2005. Non-employee directors also receive the following annual retainers for committee membership: Audit: Chairman — $12,000, Member — $9,000; Compensation and Benefits: Chairman — $9,000, Member — $6,000; Nominating and Governance: Chairman — $9,000, Member — $6,000; Executive: $2,000. All directors may elect to receive stock options or stock awards in lieu of cash fees as described in the Company’s Stock Benefit Plan. Directors are also reimbursed for their expenses relating to attendance at meetings.

      Upon election as a director, each non-employee director receives an initial stock option grant to purchase 5,000 shares of Common Stock. For 2004, each non-employee director received an annual stock option grant to purchase 4,000 shares of Common Stock. These options vest three years from the date of grant. Effective for 2005, the Corporate Governance Committee of the Board of Directors revised the equity compensation portion of the Company’s directors’ compensation program. The total equity compensation to each non-employee director shall be comprised of equity awards equivalent to approximately $40,000, which amount shall be split equally between stock awards and stock options. The stock awards and stock options will have a three year pro-rata vesting schedule. For 2005, the stock award portion of the equity award to each non-employee director will be 1,230 shares of Common Stock, calculated based on a closing price of $16.26 per share on the date of the award. The stock option portion of the equity award, which will be made on the date of the Annual Meeting, will be comprised of a stock option grant for the number of shares of Common Stock having a value of approximately $20,000 based on a Black Scholes calculated value, which option shall have an exercise price equal to the closing market price of the Common Stock on the date of the Annual Meeting.

      For his service as Chairman of the Board of the Company, Mr. Janning is entitled to receive an annual retainer of $59,000, a $2,000 meeting fee for each Board meeting attended, and a per diem fee of $2,500 (up to a maximum of $150,000 per year). In 2004, Mr. Janning received per diem fees of $7,500. Mr. Janning is also entitled to receive the same annual retainers for committee membership and annual stock option awards as those afforded to the other directors. In recognition of his service as Chairman of the Board, in April 2004 Mr. Janning was awarded a stock award of 4,400 shares of Common Stock, which vests and becomes exercisable at the rate of 25 percent per year.

Corporate Governance

      The Company is committed to good corporate governance. The foundation of the Company’s corporate governance is the independence of its directors, being a good corporate citizen and a commitment to the interests of the Company’s stockholders. In accordance with the requirements of the New York Stock Exchange and the Sarbanes-Oxley Act of 2002, the Board of Directors of the Company has adopted Corporate

Governance Guidelines as well as charters for the Nominating and Governance Committee, the Compensation and Benefits Committee and the Audit Committee. These guidelines and charters, as well as the Business Conduct Policy and the Code of Ethics, are available for review on the Company’s website. In addition, the guidelines and charters are available in print to any stockholder who requests them in writing from the Secretary at the address provided below.

      The non-management directors of the Board meet in regular executive session without management. The Chairman of the Nominating and Governance Committee acts as the presiding director of executive sessions. Directors may be contacted as a group, by committee or individually, and the presiding director or the non-management directors as a group may be contacted, on an anonymous and/or confidential basis, by addressing a letter to Federal Signal Corporation, P.O. Box 98277, Chicago, IL 60693, Attn: Secretary. All such letters will be forwarded to the directors. The Company’s policy is for directors to attend the Annual Meeting of Stockholders. All directors attended the 2004 Annual Meeting of Stockholders.

EXECUTIVE COMPENSATION

Summary Compensation Table

      The following Summary Compensation Table presents summary information concerning compensation earned during the last three completed fiscal years for the Company’s Chief Executive Officer and the four other most highly compensated executive officers of the Company in fiscal year 2004 (collectively, the “Named Officers”):

					Long-Term Compensation

					Awards		Payouts

		Annual Compensation				Securities
					Restricted	Underlying
Name and				Other Annual	Stock	Options/	LTIP	All Other
Principal Position	Year	Salary($)	Bonus($)	Compensation($)(1)	Awards($)(2)	SARs(#)	Payouts	Compensation($)(3)

Robert D. Welding	2004	$600,000	$144,000	$370,022	$947,500	50,000	0	$3,075
President and Chief	2003	50,000	0	0	0	100,000	0	0
Executive Officer(4)
Stephanie K. Kushner	2004	264,996	42,400	0	142,125	10,000	0	5,585
Vice President and	2003	245,000	29,400	0	78,250	45,000	0	6,406
Chief Financial Officer(5)	2002	195,833	137,769	0	256,700	25,000	0	1,762
Kimberly L. Dickens	2004	135,808	115,000	201,308	282,000	15,000	0	0
Vice President —
Human Resources(6)
Alexander D. Craig	2004	147,471	100,000	0	282,000	15,000	0	0
Vice President and
Chief Information Officer(7)
Jennifer L. Sherman	2004	191,664	47,040	0	37,900	10,000	0	6,000
Vice President and	2003	170,004	9,192	0	39,825	5,000	0	5,376
General Counsel	2002	159,996	4,896	0	0	1,000	0	4,947

(1)	Mr. Welding received $358,676 for relocation expenses and $11,346 for the lease of a vehicle. Ms. Dickens received $193,550 for relocation expenses and $7,758 as an automobile allowance. Perquisites received by other Named Officers have been excluded because they do not exceed the applicable minimum amounts for disclosure.

(2)	Stock awards generally vest 25% on each anniversary date after the date of grant. The number and aggregate value of unvested stock awards as of December 31, 2004 were: for Mr. Welding, 50,000 shares ($883,000); for Ms. Kushner, 16,250 shares ($286,975); for Ms. Dickens, 15,000 shares ($264,900); for Mr. Craig, 15,000 shares ($264,900); for Ms. Sherman, 3,875 shares ($68,432.50). Dividends on restricted stock are paid at the regular rate.

(3)	Amounts include the Company-matching contribution under the Company’s 401(k) savings plan, in which most employees participate, and the Company’s supplemental savings plan.

(4)	Mr. Welding’s employment with the Company began on November 28, 2003.

(5)	Ms. Kushner’s employment with the Company began on March 1, 2002.

(6)	Ms. Dickens’s employment with the Company began on April 26, 2004. The bonus paid to Ms. Dickens was a guaranteed bonus paid in connection with the Company’s bonus policy pursuant to an offer letter.

(7)	Mr. Craig’s employment with the Company began on April 26, 2004. The bonus paid to Mr. Craig was a guaranteed bonus paid in connection with the Company’s bonus policy pursuant to an offer letter.

Option Grants in Last Fiscal Year

      The following table sets forth information concerning stock option grants made to the Named Officers in the year ended December 31, 2004.

						Grant Date
	Individual Grants					Value

			Percent of
			Total
	Number of		Options			Grant Date
	Securities		Granted to			Present Value
	Underlying		Employees in	Exercise or		Based on
	Options		Fiscal Year	Base Price	Expiration	Black-Scholes
Name	Granted (#)		(%)	($/Sh)	Date	Method(1)

Robert D. Welding	50,000	(2)	10.25	$18.89	2/12/14	$296,500
Stephanie K. Kushner	10,000	(2)	2.05	$18.89	2/12/14	59,300
Kimberly L. Dickens	15,000	(2)	3.08	$18.67	4/26/14	92,100
Alexander D. Craig	15,000	(2)	3.08	$18.67	4/26/14	92,100
Jennifer L. Sherman	5,000	(2)	1.03	$18.89	2/12/14	29,650
	5,000	(2)	1.03	$18.93	3/10/14	29,450

(1)	The following assumptions were used under the Black-Scholes method: volatility — .32; risk free rate of return — 3.5%; dividend yield — 2.1% and expected life — 8 years.

(2)	The option vests in full three years from the date of grant.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value

      The following table sets forth information with respect to the number of exercisable and unexercisable stock options held by the Named Officers at December 31, 2004, as well as the value of such stock options having an exercise price lower than the last reported trading price of the Common Stock on December 31, 2004:

Value of
	No. of Securities	Unexercised
	Underlying	In-the-Money
	Unexercised Options	Options at
	at FY-End(#)	FY-End($)
	Exercisable/	Exercisable/
Name	Unexercisable	Unexercisable(2)

Robert D. Welding	0/150,000	$0/$256,000
Stephanie K. Kushner	0/80,000	0/119,700
Kimberly L. Dickens	0/15,000	0/0
Alexander D. Craig	0/15,000	0/0
Jennifer L. Sherman	9,700/15,500	2,078/10,050

(1)	Market value of underlying securities at exercise, minus the exercise price.

(2)	“Spread” calculated by subtracting the exercise or base price from the closing stock price of $17.66 on December 31, 2004.

Retirement Plans

      The Company’s Retirement Plan provides retirement benefits for many salaried and hourly employees, including officers. Contributions are made on an actuarial group basis, and no specific amount of contributions is set aside for any individual participant. The following table sets forth the approximate annual pension benefit based on years of service and compensation and reflects dollar limitations under the Internal Revenue Code, as amended, which limits the annual benefits which may be paid from a tax-qualified retirement plan. The Company also maintains supplemental pension plans under which amounts in excess of the qualified plan limitations will be paid from the general funds of the Company, pursuant to the terms of the supplemental plans. No named executive officer is currently eligible to receive amounts pursuant to this supplemental plan.

Pension Plan Table

	Approximate Annual Straight-Life Annuity
	Pension Upon Retirement at 65
Average Annual Compensation for the
Five Consecutive Calendar Years of the	10 years	15 years	20 years	25 years	30 years
Last Ten for Which Compensation is Highest	of Service	of Service	of Service	of Service	of Service

$100,000	$16,667	$25,000	$33,333	$41,667	$50,000
200,000	33,333	50,000	66,667	83,333	100,000
300,000	34,167	51,250	68,333	85,417	102,500
400,000	34,167	51,250	68,333	85,417	102,500
500,000	34,167	51,250	68,333	85,417	102,500
600,000	34,167	51,250	68,333	85,417	102,500
700,000	34,167	51,250	68,333	85,417	102,500
800,000	34,167	51,250	68,333	85,417	102,500
900,000	34,167	51,250	68,333	85,417	102,500

      The amount of pension benefits in the above table is reduced by one-half of the amount of available individual Social Security benefits. Estimated credited years of service are as follows: Mr. Welding, 0; Ms. Kushner, 2; Ms. Dickens, 0; Mr. Craig, 0; and Ms. Sherman, 9.

      The maximum benefit under the qualified Retirement Plan is $102,500 less one-half of social security payments. For purposes of the Retirement Plan, an employee’s compensation is his Annual Compensation as set forth in the Summary Compensation Table.

      Ms. Kushner may receive a supplemental payment upon retirement on or after age 57. She is entitled to a $25,000 annual supplemental payment after five years of employment with the Company. This annual supplemental payment will increase by $5,000 for each year she works after five years of employment up to a maximum of $50,000 per year as a supplemental payment beginning on or after age 57.

EMPLOYMENT AGREEMENTS AND OTHER AGREEMENTS

Employment Agreement with Robert D. Welding

      The Company has an employment agreement with Mr. Welding. The agreement continues until the December 31st following Mr. Welding’s 65th birthday subject to earlier termination by either the Company or the employee. Mr. Welding’s annual salary is approved by the Compensation and Benefits Committee, but may not be less than $600,000 or such higher minimum annual rate as determined by the Committee. In the discretion of the Board of Directors, Mr. Welding’s annual compensation may be increased during the term of the agreement. In the event of death prior to termination of employment, Mr. Welding’s estate is entitled to receive in monthly installments an amount equal to one year’s minimum compensation. The agreement provides that, during Mr. Welding’s employment and for a period of 36 months after termination of employment, Mr. Welding will not compete with the Company.

      The agreement’s provisions obligating the Company to make certain payments to Mr. Welding upon termination of Mr. Welding’s employment in the event of a change of control of the Company have been superseded by the Company’s “change-in-control” agreement with Mr. Welding described below. The agreement’s provisions relating to termination of Mr. Welding’s employment without cause have been superseded by the Company’s severance program described below.

Employment Termination Agreement with Stephanie K. Kushner

      During 2004, the Company had an employment termination agreement with Ms. Kushner pursuant to which, upon any termination by the Company of Ms. Kushner’s employment without “cause,” Ms. Kushner would be entitled to receive an amount equal to one year of her then current annual salary. Pursuant to the agreement, Ms. Kushner agreed not to solicit employees of the Company for a period of one year following termination of her employment, not to disclose confidential information and not to compete with the Company for a period of two years after payments were made to Ms. Kushner upon her termination by the Company without cause. The provisions of the agreement relating to termination of Ms. Kushner’s employment without cause have been superseded by the Company’s severance program described below.

Other Agreements

      The Company is party to separate “change-in-control” severance agreements with each of Messrs. Welding and Craig and Mss. Kushner, Dickens and Sherman. Each of these agreements generally provides that if the executive officer’s employment is terminated within two years after a change in control transaction without cause or for good reason, he or she will be entitled to a lump-sum cash payment equal to three times his or her annual compensation, including a bonus based upon his or her current annual target bonus opportunity established under the bonus plan in which the executive participates. In each case, the terminated executive will also be entitled to: (1) vesting and cash-out of all outstanding cash-based long-term incentive awards to the executive; (2) immediate and full vesting and lapse of restrictions on all outstanding equity-based long term incentive awards to the executive, including stock options and restricted stock awards; and (3) the continuation of the executive’s health and welfare benefits for a period of up to three years following the date of termination.

      If the value of the cash payments and the continuation or acceleration of benefits upon termination under any of the severance agreements would subject the executive officer to the payment of a federal excise tax as “excess parachute payments,” the Company will be required to make an additional “gross-up” payment to cover the full cost of any excise tax and all of the executive’s additional federal, state and local income, excise and employment taxes owed by the executive.

      Under the severance agreements, a change in control transaction is generally defined as:

•	an acquisition by any one person or group of beneficial ownership of 40 percent or more of the combined voting power of the Company’s then outstanding securities;

•	the replacement of the majority of the directors of the Company during any period of twenty-four consecutive months;

•	consummation of a merger or consolidation with another corporation, other than (1) a merger or consolidation in which the combined voting securities of the Company immediately prior to such merger or consolidation continue to represent more than sixty percent of the combined voting power of the voting securities of the Company or the surviving entity outstanding immediately after such merger or consolidation; or (2) a merger or consolidation effected to implement a recapitalization of the Company or similar transaction in which no person or group acquires more than 40 percent of the combined voting power of the Company’s then outstanding securities;

•	approval by the stockholders of a plan or an agreement for the sale or disposition of all or substantially all of the Company’s assets; or

•	any other transaction that the Board of Directors designates as being a change in control.

      “Cause” generally means: (1) the executive officer’s willful and continued failure to substantially perform his or her duties; (2) the executive’s conviction of a felony; or (3) the executive’s willful engagement in conduct that is demonstrably and materially injurious to the Company, monetarily or otherwise. “Good reason” generally means: (1) the assignment of the executive officer to duties materially inconsistent with the executive’s authority and duties prior to the change in control or a material reduction in the executive’s duties and authorities; (2) a reduction in or cancellation of the executive’s salary, bonus, compensation or other benefit plans; (3) relocation of the executive to a new location in excess of 50 miles from the executive’s principal office immediately prior to the change in control; or (4) any material breach of the severance agreement by the Company.

Severance Program

      The Compensation and Benefits Committee has adopted a severance program effective January 1, 2005 under which certain employees and executive officers of the Company receive severance benefits. This severance program supersedes any previous severance agreements with the employees and executive officers covered under the policy. Under the severance program, the Named Executive Officers receive severance benefits upon termination of their employment by the Company without cause or their voluntary termination of employment for good reason. These benefits for the Named Executive Officers include (1) payment of twelve months of their base salary, (2) payment of a pro rata portion of their targeted bonus for the year of termination, and (3) a continuation of health benefits for 18 months after termination. The program requires executive officers to agree to certain restrictive covenants regarding noncompetition, nonsolicitation and confidentiality following termination of employment with the Company. Unvested long-term incentive award grants held by the executives are forfeited.

COMPENSATION AND BENEFITS COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation and Benefits Committee of the Board of Directors consists of four independent outside directors. The Committee is responsible for setting and administering the policies that govern base salary, annual bonus, long-term incentives, and stock ownership programs for the executive officers of the Company.

Compensation Philosophy

      The Company’s compensation programs are designed to drive and reinforce the Company’s articulated business goals and strategies. The Company has adopted a value-based management philosophy that emphasizes entrepreneurship and rewards managers and employees that think and act like owners. The pay programs are designed to encourage collaboration and the maximization of long-term stockholder value. Key elements of the Company’s executive compensation philosophy are summarized below:

•	To attract, motivate, and retain highly experienced executives who are vital to the Company’s short- and long-term success, profitability, and growth;

•	To create alignment with executives and business performance by rewarding executives for the achievement of strategic goals that successfully drive the operations of the Company;

•	To differentiate executive rewards based on actual performance; and

•	To provide targeted compensation levels that are consistent with the 50th percentile of competitive market practice for base salary, annual incentives and long-term incentives.

Components of Compensation

      The major components of the Company’s executive compensation program are base salary, annual incentives, long-term incentives, and certain other benefits. Annual incentive plans include performance measures that are relevant to the Company’s operations and financial performance with respect to creating economic value. Long-term incentives may include various types of awards as appropriate, including but not limited to stock options, stock appreciation rights, restricted stock, and performance shares/units. Additionally, certain executive benefits and perquisites may be utilized when determined to be appropriate based on corporate initiatives and competitive practices.

      Total compensation levels for the Company’s executives are compared to the compensation paid to executives at a specified peer group of companies using external market data. The peer group is comprised of industrial manufacturing companies of comparable size with whom the Company competes for attracting and retaining executive talent. External market data from these peer companies, as provided by an independent consulting firm, is used to benchmark targeted pay levels by executive position for base pay, annual bonus, long-term incentives, and total compensation. The Committee also may utilize published survey data to supplement the determination of competitive levels of compensation in the marketplace.

Base Salaries

      The Committee annually evaluates the individual performance of the executive officers based on performance reviews conducted by the Chief Executive Officer. In evaluating each executive officer, the Committee qualitatively reviewed the significance of the position held by the officer and the officer’s experience and performance on the job, which is based on an assessment of the officer’s management skills, judgment, application of knowledge and information, and support of corporate values and priorities.

      Base salaries are targeted to be at the 50th percentile of competitive market practice, but may be adjusted to recognize varying levels of responsibility, prior experience, breadth of knowledge, and internal equity issues, as well as external pay practices. For 2004, the Committee set base salary levels for the executive officers and the Chief Executive Officer based primarily on external market data and the performance of each executive officer during the previous year. Mr. Welding, Ms. Dickens, and Mr. Craig were new hires to the Company, and Ms. Sherman was promoted to General Counsel. Accordingly, the Committee set base salary levels for these executive officers based primarily on external market data. Ms. Kushner’s base salary was determined based on her performance during the previous year in addition to external market data.

Annual Incentives

      2004 Annual Incentive Awards. The Company’s executive officers are eligible to participate in an annual cash bonus plan. Cash bonus opportunities for executive officers in fiscal 2004 were principally tied to the Company’s financial performance and individual performance goals. Target annual incentive amounts were established by the Committee at the beginning of the fiscal year for each executive officer based on his or her level of responsibility. At the end of fiscal 2004, bonus awards were determined based on a review of performance against combinations of the following financial performance metrics and goals set at both the corporate and individual business unit level:

•	Return on capital;

•	Net income growth (over prior year);

•	Working capital management (business unit measurement only); and

•	Operating income (business unit measurement only).

      Cash bonuses were paid to executive officers that were below the target amounts set at the beginning of the year. The Company’s financial performance did not meet the goals established by the Committee at the beginning of the fiscal year. Incentive awards paid to Mr. Welding, Ms. Kushner, and Ms. Sherman in 2004 were based solely on individual discretionary performance goals set at the beginning of the fiscal year. Ms. Dickens and Mr. Craig received pre-established bonus payments in connection with the Company’s bonus policy pursuant to an offer letter.

      Redesign for 2005. In accordance with the Company’s goal to strengthen the linkages between pay and financial performance, the Company redesigned its annual incentive program for fiscal 2005. Going forward, bonuses will be based exclusively on the increases in economic value of the Company and/or individual business units over the prior year. Economic value will be determined by a formula taking into account the after-tax operating income and the average operating investment of the Company or business unit.

      Eligible executives will be assigned threshold, target, and maximum bonus levels. If the threshold level of economic value creation is not met, no bonus will be paid.

      To encourage a longer-term perspective while continuing to reward participants for the achievement of annual goals, the bonus plan for executives includes a “Carry Forward Bonus” feature. Carry Forward Bonus allows participants in the bonus plan to earn — over the two year period following the year of the bonus opportunity — any bonus opportunity (up to specified maximum limits) that was not attained during the current Plan Year. Executives can earn the balance of the attained bonus opportunity whenever cumulative value targets are achieved during the subsequent two year period. No Carry Forward Bonus from a prior year is earned if the target level of performance for the current year is not achieved.

      To maintain alignment with the Company’s updated executive compensation philosophy, the target annual incentive for each executive officer will be targeted at the 50th percentile for similar positions as reported within the comparative group. In a given year, Carry Forward Bonus from prior years may increase the annual bonus opportunity of the executive officers above the regular target levels.

      Although annual bonuses depend primarily on the achievement of performance objectives as described above, the Committee may reduce, but not increase, awards based on other financial or non-financial actions that the Committee believes will benefit long-term stockholder value.

Long-Term Incentives

      To give executives an incentive to increase stockholder value and to compensate them in accordance with such increases in stockholder value, the Committee generally grants to executives on an annual basis additional stock options and restricted stock awards. The compensation that executives received from stock options and awards in fiscal 2004 was negatively affected by the performance of the Company’s stock price.

      Long-term incentives are provided under the Company’s long-term incentive plans. A combination of stock options, stock appreciation rights, restricted stock, performance shares/units, or other types of awards may be used, as determined appropriate to attract, retain, and motivate key executives. In prior years, the Committee has subjectively determined the number of shares to be granted and there has been no mechanical relationship between the number of options and restricted share awards granted.

      In accordance with the Company’s updated compensation philosophy and goal to strengthen the relationship between pay and performance when granting long-term incentives, the Company will consider the executive’s level of responsibility, prior experience, historical award data, individual performance, and compensation practices at peer companies. The Committee’s objective is to provide annualized long-term incentive award opportunities at the 50th percentile of competitive market practice for long-term incentives, based on economic value at grant.

      The Company maintains stock ownership guidelines for officers at and above the Group President level. These guidelines are maintained in order to strengthen the link between long-term corporate performance and executive rewards. Individual stock ownership targets are based on a multiple of the executive’s base salary. The executives have between three and five years from the date they become subject to the stock ownership guidelines to meet the guidelines. Both direct and indirect forms of ownership are recognized in achieving the requirements. Direct ownership will be in the form of shares of the Company’s Common Stock owned. Indirect ownership includes unvested restricted shares, 401(k) funds invested in the Company’s Common Stock, and deferred compensation invested in the Company’s common share equivalents. For 2004, the target ownership level for Mr. Welding was set at five times his base salary. Target ownership levels for other executives were set at three times their base salaries.

Other Benefits

      The Company provides to its employees a qualified defined contribution plan benefit (401(k) savings plan). All employees of Federal Signal Corporation and its affiliated subsidiaries are eligible to participate in this 401(k) savings plan.

      The Company provides to certain executives a non-qualified deferred compensation plan benefit. This supplemental retirement plan provides participants restoration of the benefits they would have received under the 401(k) savings plan if it were not for the limitation imposed by the Internal Revenue Code. In addition, the plan allows participants to defer part of their cash compensation. The plan is secured by a rabbi trust that is fully funded using the Company’s Common Stock and plan benefits are paid out of the trust to avoid variable accounting treatment.

      Executives currently participate in the Company’s broad-based employee health and welfare benefits programs. Additional life insurance and long-term disability benefits are available to executives through voluntary programs. Mr. Welding receives an additional executive life insurance benefit through his employment contract. Executives receive a monthly vehicle allowance benefit in an amount that is consistent with the executives’ position and level in the organization, and prevailing market practices.

      During 2004, the Compensation and Benefits Committee adopted a severance program. Under the program, the Named Executive Officers receive severance benefits upon termination of their employment by the Company without cause or their voluntary termination of employment for good reason. These benefits include (1) payment of twelve months of their base salary, (2) payment of a pro rata portion of their targeted bonus for the year of termination, and (3) a continuation of health benefits for 18 months after termination.

      The Company provides a broad-based relocation program to executive officers, directors, managers, and other employees that pays moving expenses and guarantees a minimum payment of the appraised value of the executive’s home regardless of the sale price. In certain circumstances, the executive may also be entitled to an additional payment equal to demonstrable losses incurred by the executive in the sale of a home that was purchased in the five years prior to relocation.

2004 Compensation for the CEO

      The Committee meets without the Chief Executive Officer present to evaluate his performance and establish his compensation. Compensation for the Company’s Chief Executive Officer is based on the same basic factors as described above for the other members of senior management. Mr. Welding participates in the same executive compensation plans available to other executive officers.

      In establishing Mr. Welding’s base salary, cash incentive awards, and stock awards, the Committee considered the Company’s overall performance and other factors. In 2004, Mr. Welding’s first full year as Chief Executive Officer, the Company’s net sales declined by 6% and the Company reported an operating loss. In establishing Mr. Welding’s compensation, the Committee recognized the negative financial effect of the Company’s announced restructuring activities, and Mr. Welding’s achievement of individual performance goals and efforts in pursuing the strategic and operational goals of the Company. Mr. Welding’s total cash compensation in 2004 was $744,000. Mr. Welding had a base salary of $600,000 and received a 0% salary adjustment in 2004. Mr. Welding earned an annual bonus of $144,000 for services rendered in 2004. This represented a payout below targets set by the Committee and is the result of the Company failing to meet its financial performance targets set prior to the start of 2004. The Committee approved a 5% base salary adjustment for Mr. Welding in 2005. In 2004, Mr. Welding was granted a nonqualified stock option for 50,000 shares of the Company’s Common Stock, and was also granted 50,000 restricted shares of the Company’s Common Stock. The stock options vest 50 percent after two years and 100 percent after three years. The restricted stock awards vest 25% per year. For 2005, the Committee has approved a grant to Mr. Welding of options to purchase 136,200 shares of the Company’s Common Stock and 48,600 restricted shares of the Company’s Common Stock. These grants were made in accordance with the Company’s compensation philosophy of providing targeted compensation levels consistent with the 50th percentile of competitive market practice. The stock options vest at 33 percent per year. The restricted stock awards vest 100% in the third year following the date of grant.

      In connection with a number of actions taken in 2005 to improve the financial health of the Company, in February 2005, Mr. Welding announced that he would be taking a 15% reduction in his 2005 base salary for a 90 day period and that each of the other Named Executive Officers will be taking a 10% reduction in their 2005 base salary for a 90 day period. In addition, implementation of base salary adjustments for Mr. Welding and each of the other Named Executive Officers will be delayed for a 90 day period.

Deductibility of Executive Compensation

      Section 162(m) of the Internal Revenue Code provides that compensation in excess of $1 million paid to the chief executive officer and the other most highly compensated executive officers of a public company will generally be non-deductible for federal income tax purposes, subject to certain exceptions. The Committee intends to structure compensation arrangements in a manner that will avoid the deduction limitations imposed by Section 162(m) in appropriate circumstances. However, the Committee believes that it is important and necessary that the Committee retain the right and flexibility to provide and revise compensation arrangements, such as base salary and cash bonus incentive opportunities, that may not qualify under Section 162(m) if, in the Committee’s view, such arrangements are in the best interests of the Company and its stockholders.

Summary

      The Committee believes that the caliber and motivation of the Company’s key employees and the quality of their leadership make a significant difference in the long-term performance of the Company. In the past year, the Committee has developed new pay strategies and refined the design of the Company’s pay programs in order to strengthen the alignment of the interests of the Company’s executives and employees with those of its stockholders. This continues to be a focus as the Company successfully completes its announced restructuring activities and improves financial performance.

PAUL W. JONES	CHARLES R. CAMPBELL	JAMES C. JANNING	ROBERT M. GERRITY

AUDIT COMMITTEE REPORT

      The Audit Committee of the Company’s Board of Directors is currently comprised of three directors, none of whom are officers or employees of the Company. All members are “independent” under rules adopted by the New York Stock Exchange and the Sarbanes-Oxley Act. The Board of Directors has adopted a revised charter for the Audit Committee, which is included as Appendix A to this proxy statement and is available on the Company’s website.

      In accordance with its written charter, the Audit Committee assists the Board in fulfilling its responsibility for monitoring the integrity of the accounting, auditing and financial reporting practices, and compliance with legal and regulatory requirements of the Company, including its code of business ethics. In addition, for each fiscal year, the Audit Committee selects the independent registered public accounting firm to audit the financial statements of the Company and its subsidiaries, subject to approval of the Board of Directors. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee also reviewed disclosures made by the Company’s management during the certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

      The Committee reviewed with the independent accountants, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61). In addition, the Committee has discussed with the independent accountants the accountants’ independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board (including under Independence Standards Board Standard No. 1), and considered the compatibility of non-audit services with the accountants’ independence.

      The Committee has adopted a policy for the pre-approval of all services and fees to be provided by the Company’s independent accountants for audit, audit-related, tax and all other services, which are allowable under applicable rules and regulations. The Committee annually pre-approves general and specific services and fees. The Committee periodically approves changes in such authorization and also delegates such periodic approval to the Committee Chairman, who reports any such authorizations to the Committee at its next meeting.

      The Committee discussed with the Company’s internal auditors and independent accountants the overall scope and plans for their respective audits. The Committee meets with the internal auditors and independent accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form  10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

CHARLES R. CAMPBELL	ROBERT S. HAMADA	JOAN E. RYAN

PROPOSAL 2 — APPROVAL OF THE FEDERAL SIGNAL CORPORATION

2005 EXECUTIVE INCENTIVE COMPENSATION PLAN

      The success of the Company depends, in large measure, on its ability to recruit and retain directors, officers, and key employees with outstanding ability and experience. The Board of Directors also believes there is a need to align stockholder and employee interests by encouraging employee stock ownership and to motivate employees with compensation conditioned upon achievement of the Company’s financial goals.

      In order to accomplish these objectives, the Board of Directors has adopted, subject to approval by the stockholders, the Federal Signal Corporation 2005 Executive Incentive Compensation Plan (the “Plan”). The Plan authorizes the issuance of up to 4,000,000 shares of the Company’s Common Stock, which amount the Company currently anticipates will be adequate for the Company’s equity-based incentive awards over the next four to five years. As part of this proposal, stockholders are also being asked to approve the performance criteria and limits under the plan for purposes of Internal Revenue Code Section 162(m). The approval of a majority of votes cast at the Annual Meeting is required for approval of the Plan and its performance criteria and limits, provided, that the total vote cast on the proposals represents over 50% of the total outstanding shares of Common Stock entitled to vote on the proposal at the Annual Meeting.

      The Board of Directors recommends that stockholders vote for the approval of the Plan and its performance criteria and limits.

Summary Description of the Plan

      The following summary of the terms of the Plan is qualified in its entirety by reference to the text of the Plan, which is attached as Appendix B to this proxy statement. If approved by the Company’s stockholders, the Plan will be effective as of the date of approval. The Plan will be administered by the Compensation Committee of the Board of Directors (the “Committee”).

      Eligibility. All employees and directors of the Company and its subsidiaries are eligible to participate in the Plan. Approximately 300 employees of the Company and its subsidiaries and six nonemployee directors will currently be eligible to participate; however, because the Plan provides for broad discretion in selecting participants and in making awards, the total number of persons who will participate and the respective benefits to be accorded to them cannot be determined at this time.

      Stock Available for Issuance Through the Plan. The Plan provides for a number of forms of stock-based compensation, as further described below. Up to 4,000,000 shares of the Company’s Common Stock will be authorized for issuance through the Plan. As of February 28, 2005, the market value of a share of the Company’s stock on the New York Stock Exchange was $15.74.

      Description of Awards Under the Plan. The Committee may award to eligible participants incentive and nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, performance shares, and other stock-based awards.

      Stock Options. The Committee will have discretion to award incentive stock options (“ISOs”), which are intended to comply with Section 422 of the Internal Revenue Code (the “Code”), or nonqualified stock options (“NQSOs”), which are not intended to comply with Section 422 of the Code.

      Options granted to participants under the Plan will expire at such times as the Committee determines at the time of the grant; provided, however, that no option will be exercisable later than ten years from the date of grant. Subject to the specific terms of the Plan, the Committee will have discretion to set such additional terms and conditions on option grants as it deems appropriate. The price at which the option is granted must be at least 100% of the fair market value of the shares of stock underlying the option on the date the option is granted.

      Upon the exercise of an option under the Plan, the option price is payable to the Company in full by any method approved by the Committee at the time of grant, including payment in cash or its equivalent or by tendering previously acquired shares having an aggregate fair market value at the time of exercise equal to the total option price (provided, however, that the Company may require that the shares being tendered must have been held by the participant for at least six months prior to their tender to satisfy the option price or have been purchased on the open market). The Committee also may allow a cashless exercise, subject to applicable legal restrictions.

      Stock Appreciation Rights. The Committee may grant stock appreciation rights, or SARs, under the Plan. Upon exercise of a SAR, the participant will receive an amount equal to the excess of the fair market value of one share of stock on the date of exercise over the exercise price, multiplied by the number of shares of stock covered by the SAR. The price at which a SAR is granted must be at least 100% of the fair market value of the shares of stock underlying the SAR on the date the SAR is granted.

      A SAR may be granted in tandem with stock options, freestanding and unrelated to options, or any combination of these forms. The form of payment of a SAR may be made in cash or shares of the Company’s Common Stock. If granted other than in tandem, the Committee will determine the number of shares of Common Stock covered by and the exercise period for the SAR. If a SAR is granted in tandem with an option, the exercise of the tandem SAR will require forfeiture of the related option (and when a share is purchased under the option, the tandem SAR shall similarly be cancelled). The Committee may limit the exercise period of a tandem SAR, except that the tandem SAR’s exercise period may not exceed that of the related option.

      Restricted Stock and Restricted Stock Units. The Committee is also authorized to award shares of restricted Common Stock and restricted stock units under the Plan upon such terms and conditions as the Committee establishes at the time of grant. Restricted stock units are similar to restricted stock, except that no shares are actually awarded to the participant on the date of grant. The award agreements relating to restricted stock and restricted stock units will specify the terms and period(s) of restriction, the number of shares of restricted Common Stock or restricted stock units, and such other provisions and terms as the Committee determines. Participants who are granted restricted stock or restricted stock units may be required to pay a purchase price for each share of restricted stock or restricted stock unit granted. Restricted stock units will be paid in cash, shares of stock or a combination thereof as determined by the Committee.

      Performance Units and Performance Shares. The Committee will also have discretion to award performance units and performance shares under the Plan upon such terms and conditions as it shall establish. Performance units will have an initial value as determined by the Committee, while each performance share will have an initial value equal to the fair market value of one share of Common Stock of the Company on the date of grant. The payout on the number and value of the performance units and performance shares will be a function of the extent to which the corresponding performance goals are met.

      Other Stock-Based Awards. The Committee will also have discretion to award other stock-based awards under the Plan upon such terms and conditions as it shall establish. Each stock-based award shall have a value as may be determined by the Committee. The Committee may establish performance goals for such awards in its discretion and determine payout in its discretion.

      Performance Criteria. The Committee may grant awards under the Plan to eligible employees subject to the attainment of certain specified performance measures. The performance measures are:

•	net earnings or net income (before or after taxes);

•	earnings per share;

•	net sales or revenue growth;

•	net operating profit;

•	return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);

•	cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

•	earnings before or after taxes, interest, depreciation, and/or amortization;

•	gross or operating margins;

•	productivity ratios;

•	share price (including, but not limited to, growth measures and total shareholder return);

•	expense targets;

•	margins;

•	operating efficiency;

•	market share;

•	customer satisfaction;

•	working capital targets; and

•	economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital).

      The number of performance-based awards granted to any participant in any year is determined by the Committee in its sole discretion. Following the end of a performance period, the Committee will determine the value of the performance-based awards granted for the period based on the attainment of the preestablished objective performance goals. The Committee may reduce, but not increase, the value of a performance-based award to a “covered employee.” Section 162(m) of the Internal Revenue Code, as amended, defines covered employees as the chief executive officer of the Company or an individual acting in that capacity and those employees whose compensation the Company is required by the Securities Exchange Act of 1934, as amended, to report to shareholders because the employee is among the four other highest paid officers for the taxable year.

      Award Limits. Unless the Committee determines that an award to a covered employee is not designed to qualify as performance-based compensation, the following limits apply to grants of such awards under the plan:

•	the maximum number of shares subject to options granted in a plan year to a participant is 500,000 plus the amount of the participant’s unused limit for the previous plan year;

•	the maximum number of Shares subject to SARs granted in a plan year to a participant is 500,000 plus the amount of the participant’s unused limit for the previous year;

•	the maximum aggregate grant of restricted stock or restricted stock units in a plan year to a participant is 250,000 plus the amount of the participant’s unused limit for the previous plan year;

•	the maximum aggregate award of performance units or performance shares that a participant can receive in a plan year is 250,000 shares, or equal to the value of 250,000 shares determined as of the vesting or payout date, plus the amount of the participant’s unused limit for the previous year; and

•	the maximum aggregate grant of other stock-based awards in a plan year to a participant is 250,000 plus the amount of the participant’s unused limit for the previous year.

      Adjustment and Amendments. The Plan provides for appropriate adjustments in the number of shares of Common Stock subject to awards and available for future awards in the event of changes in outstanding Common Stock by reason of a merger, stock split, or certain other events.

      The Plan may be modified or amended by the Committee at any time and for any purpose which the Committee deems appropriate. However, no amendment may adversely affect any outstanding awards without the affected holder’s consent. No amendment of the Plan will occur without stockholder approval if such approval is required under any law, regulation or rule applicable to the Plan.

      Change of Control. The treatment of awards upon a change of control of the Company may be determined by the Committee in connection with the grant of the award, as reflected in the applicable award agreement.

      Duration of the Plan. The Plan will remain in effect, subject to the right of the Committee or the Company’s Board of Directors to amend or terminate the Plan at any time, for a period of ten years from the effective date.

      Forfeiture. An award agreement will set forth the extent to which a participant will retain or exercise rights with respect to the award following termination of the participant’s employment with the Company. The termination provisions will be determined within the discretion of the Committee, may differ among participants, and may reflect distinctions based on the reasons for termination of employment. The Committee may specify in an award agreement the extent to which the rights and benefits of an award are subject to reduction, forfeiture, cancellation or recoupment upon future events.

Federal Income Tax Consequences

      Options. With respect to options which qualify as ISOs, a Plan participant will not recognize income for federal income tax purposes at the time options are granted or exercised. If the participant disposes of shares acquired by exercise of an ISO either before the expiration of two years from the date the options are granted or within one year after the issuance of shares upon exercise of the ISO (the “holding periods”), the participant will recognize in the year of disposition: (a) ordinary income, to the extent that the lesser of either (1) the fair market value of the shares on the date of option exercise, or (2) the amount realized on disposition, exceeds the option price; and (b) capital gain, to the extent the amount realized on disposition exceeds the fair market value of the shares on the date of option exercise. If the shares are sold after expiration of the holding periods, the participant generally will recognize capital gain or loss equal to the difference between the amount realized on disposition and the option price. The Company receives no tax deduction for compensation expense with respect to ISOs unless the holding period requirements are not fulfilled by the participant.

      With respect to NQSOs, the participant will recognize no income upon grant of the option and, upon exercise, will recognize ordinary income to the extent of the excess of the fair market value of the shares on the date of option exercise over the amount paid by the participant for the shares. Upon a subsequent disposition of the shares received under the option, the participant generally will recognize capital gain or loss to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition. The Company will receive a tax deduction for compensation expense with respect to NQSOs upon the exercise of the option in an amount equal to the spread.

      SARs. The recipient of a grant of SARs will not realize taxable income and the Company will not be entitled to deduction with respect to such grant on the date of such grant. Upon the exercise of an SAR, the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, equal to the amount of cash or stock received.

      Restricted Stock and Restricted Stock Units. A participant holding restricted stock will, at the time the shares vest, realize ordinary income in an amount equal to the fair market value of the shares and any cash received at the time of vesting, and the Company will be entitled to a corresponding deduction for federal income tax purposes.

      A participant holding restricted stock units will not be taxed until those units are actually paid out (whether in the form of shares or cash), at which time the participant will realize ordinary income in an amount equal to the fair market value of the units and any cash received at the time of payout, and the Company will be entitled to a corresponding deduction for federal income tax purposes.

      Performance Units and Performance Shares. The recipient of a grant of performance units and/or performance shares will not realize taxable income and the Company will not be entitled to a deduction with respect to a grant on the date of the grant. Upon the payout of such award, the recipient will realize ordinary income and the Company will be entitled to a corresponding deduction, equal to the amount of cash received or the value of any stock received.

      Other Stock-Based Awards. The recipient of a grant of other stock-based awards will not realize taxable income and the Company will not be entitled to a deduction with respect to such grant on the date of such grant. Upon the payout of such award, the recipient will realize ordinary income and the Company will be entitled to a corresponding deduction, equal to the amount of cash received or the value of any stock received.

New Plan Benefits

      The benefits that will be received under the Plan by particular individuals or groups are not determinable at this time.

Equity Compensation Plan Information

      The following table sets forth information about equity compensation plans of the Company as of December 31, 2004:

Plan Category
Number of Securities
		Weighted	Remaining Available
	Number of Securities	Average Exercise	for Future Issuance
Equity Compensation	to be Issued Upon	Price of	(Excluding Securities
Plans Approved by	Exercise of	Outstanding	Reflected in
Security Holders(1)	Outstanding Options	Options	Column (a))

1988 Stock Benefit Plan	139,500	$24.11	0
1996 Stock Benefit Plan	2,462,104	$19.59	807,133

Total	2,601,604	$19.84	807,133

(1)	The Company has no equity compensation plans which have not been approved by stockholders.

PROPOSAL 3 — APPROVAL OF THE FEDERAL SIGNAL CORPORATION

EXECUTIVE INCENTIVE PERFORMANCE PLAN

      The Board is proposing the Federal Signal Corporation Executive Incentive Performance Plan (the “Incentive Plan”) for approval by the stockholders. The affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of the Plan.

      The following description of the material features of the Plan is a summary and is qualified in its entirety by reference to the Plan, a copy of which is attached to this proxy statement as Appendix C.

      The Board of Directors recommends that stockholders vote for the approval of the Plan.

Summary Description of the Plan

      The objective of the Incentive Plan is to provide for the payment of qualified performance-based compensation (including awards made pursuant to any of the Company’s other stock-based or cash compensation plans) that is not subject to the deduction limitation contained in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Employees who are “covered employees” for purposes of Section 162(m) or who may be a covered employee as of the end of the tax year for which the Company would claim a tax deduction in connection with payment of compensation to that employee are eligible for awards under the Incentive Plan.

      Section 162(m) defines covered employees as the chief executive officer of the Company or an individual acting in that capacity and those employees whose compensation the Company is required by the Securities Exchange Act of 1934, as amended, to report to shareholders because the employee is among the four other highest paid officers for the taxable year. Currently, there are 10 employees who would be eligible under the Incentive Plan. If the Incentive Plan is not approved by stockholders, no amounts will be paid under the Incentive Plan.

Administration of the Plan

      The Incentive Plan will be administered by the Compensation and Benefits Committee of the Board. The Committee at all times will consist of persons who are “outside directors” as that term is defined in the regulations adopted under Section 162(m). The Committee, in its sole and absolute discretion, may modify, amend, terminate or suspend the Incentive Plan.

Plan Participants

      The Committee will determine annually the employees who will participate in the Incentive Plan. The Committee may withdraw approval for a participant’s participation at any time, at which time the employee involved will cease to be a participant in the Incentive Plan. Participants may be granted awards subject to a maximum dollar amount of $2,000,000 for the fiscal year ending December 31, 2005, which maximum dollar amount for each subsequent fiscal year shall be increased by four percent of the maximum dollar amount for the preceding fiscal year.

Performance Criteria

      The Committee will establish objective performance criteria for the attainment of each participant’s maximum dollar amount for any fiscal year which shall include one or more of the following criteria:

•	net earnings or net income (before or after taxes);

•	earnings per share;

•	net sales or revenue growth;

•	net operating profit;

•	return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);

•	cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

•	earnings before or after taxes, interest, depreciation, and/or amortization;

•	gross or operating margins;

•	productivity ratios;

•	share price (including, but not limited to, growth measures and total shareholder return);

•	expense targets;

•	margins;

•	operating efficiency;

•	market share;

•	customer satisfaction;

•	working capital targets; and

•	economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital).

The Committee establishes the performance criteria for a Participant at the beginning of the period set by the Committee for achievement of the criteria. Following the period set for achievement of the criteria, the Committee will certify in writing whether the goals were met by the participant. Amounts will be paid to that participant under the Incentive Plan only to the extent the goals are met by the participant.

Federal Income Tax Consequences

      Assuming compliance with Section 162(m) of the Code, the Company is entitled to a tax deduction at the time the participant realizes taxable income. Section 162(m) and the regulations adopted thereunder limit the deductibility of non-qualifying compensation in excess of $1,000,000 paid to covered employees. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. The Committee’s policy is to maximize the tax deductibility of executive compensation without compromising the essential framework of the existing total compensation program. The Committee may elect to forgo deductibility for federal income tax purposes if such action is, in the opinion of the Committee, necessary or appropriate to further the goals of the Company’s executive compensation program, or otherwise is in the Company’s best interests.

New Plan Benefits

      The benefits that will be received under the Plan by particular individuals or groups are not determinable at this time.

PROPOSAL 4 — RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP

AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2005

ACCOUNTING INFORMATION

      Ernst & Young LLP has been selected by the Company to serve as its independent registered public accounting firm for the fiscal year ending December 31, 2005. A representative of that firm will be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and to respond to questions of stockholders. The appointment of the independent accountants is approved annually by the Audit Committee, based in part on the ratification of stockholders. The Board of Directors recommends a vote for the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2005.

      Ernst & Young LLP fees for 2003 and 2004 were:

		Audit		All Other
	Audit(1)	Related(2)	Tax(3)	Fees(4)	Total

2003	$740,000	$22,000	$289,000	$39,000	$1,090,000
2004	$1,839,000	$18,000	$256,000	$0	$2,113,000

(1)	Audit Fees — These are fees for professional services performed by Ernst & Young LLP for: (a) the audit of the Company’s annual financial statements and review of financial statements included in the Company’s 10-Q filings, and services that are normally provided in connection with statutory and regulatory filings or engagements; and (b) the audit of the Company’s system of internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002.

(2)	Audit-Related Fees — These are fees for the assurance and related services performed by Ernst & Young LLP that are reasonably related to the performance of the audit or review of the Company’s financial statements. Fees incurred principally relate to elective audit procedures performed at a non-US subsidiary.

(3)	Tax Fees — These are fees for professional services performed by Ernst & Young LLP with respect to tax compliance, tax advice and tax planning. Fees incurred principally relate to review of tax returns, preparation of tax returns or supporting documentation and consultation with regard to various tax planning issues.

(4)	All Other Fees — These are fees for miscellaneous other services performed by Ernst & Young LLP that do not meet the above categories.

      The Committee has adopted a policy for the pre-approval of all services and fees to be provided by the Company’s independent registered public accounting firm for audit, audit-related, tax and all other services, which are allowable under applicable rules and regulations. This policy is described above in the Audit Committee Report.

STOCKHOLDER RETURN PERFORMANCE GRAPH

      The following graph compares the cumulative stockholder returns, assuming the reinvestment of dividends, of the Company’s Common Stock on an index basis with the S&P Industrials Index, the S&P Midcap 400 Index and the Russell 2000 for the five-year period ending December 31, 2004:

Comparison of Five-Year Cumulative Total Return*

for Federal Signal Corporation

	1999	2000	2001	2002	2003	2004

FSC	100	127	149	135	127	131
S&P Industrials	100	83	72	55	69	75
S&P MidCap 400	100	117	117	100	135	157
Russell 2000	100	97	100	79	117	138

Assumes $100 invested on December 31, 1999 in Federal Signal Corporation Common Stock (FSC), S&P Industrials Index, the S&P Midcap 400 Index (S&P Midcap) and the Russell 2000 Index.

*	Total return assumes reinvestment of dividends and is based on fiscal years ending December 31.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During fiscal 2004, the Company had a loan outstanding to Mr. Richard L. Ritz for the purpose of exercising stock options. The stock option exercise loan to Mr. Ritz during 2004 had a principal balance totaling $25,856, bearing interest at the rate of 5.93% per annum. During fiscal 2004, Mr. Ritz repaid the full outstanding principal balance of the loan, plus approximately $1,500 in interest. In July 2002, the Compensation and Benefits Committee of the Board of Directors voted to prohibit any additional loans to executive officers. All loans to executive officers outstanding on such date must be repaid in accordance with their terms.

FUTURE STOCKHOLDER PROPOSALS

      In order to be considered for inclusion in the proxy statement for the 2006 Annual Meeting of Stockholders, stockholder proposals must be received by the Company on or before November 22, 2005.

      In order for other business to be considered at the 2006 Annual Meeting, it must be received by the Company on or before February 4, 2006. In addition, stockholders can nominate candidates for election as directors at stockholder meetings by following the procedures set forth in the proxy statement under “Committees of the Board of Directors — Nominating and Governance Committee.”

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Based solely upon its review of the Forms 3, 4 and 5 furnished to the Company pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company believes that all of its directors, officers and beneficial owners of more than 10 percent of its Common Stock filed all such reports on a timely basis during 2004, except that the following individuals filed late reports with respect to one transaction: John A. DeLeonardis, Richard L. Ritz and Alan G. Ringler.

OTHER BUSINESS

      As of the date hereof, the foregoing is the only business which management intends to present, or is aware that others will present, at the meeting. If any other proper business should be presented to the meeting, the proxies will be voted in respect thereof in accordance with the discretion and judgment of the person or persons voting the proxies.

By order of the Board of Directors,

JENNIFER L. SHERMAN
Secretary
Federal Signal Corporation

APPENDIX A

FEDERAL SIGNAL CORPORATION

BOARD OF DIRECTORS

AUDIT COMMITTEE CHARTER

Purpose

      The Audit Committee shall represent the Board of Directors in discharging its responsibility related to the accounting, reporting and financial practices of the Company, and shall have responsibility for surveillance of internal controls and accounting and audit activities. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements.

      The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

Committee Membership

      The Audit Committee shall consist of no fewer than three members. The members of the Audit committee shall meet the independent and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission. At least one member of the Audit committee shall be a financial expert as defined by the Commission. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

      The members of the Audit Committee shall be appointed by the Board on the recommendation of the Corporate Nominating and Governance Committee. Audit Committee members may be replaced by the Board.

Meetings

      The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

      The Audit Committee shall have the sole authority to appoint or replace the independent auditor. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

      The Audit Committee shall preapprove all material auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor.

      The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

      The Audit Committee shall have the full authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

      The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review its own performance.

      The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement, Internal Controls and Disclosure Matters

1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2. Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

4. Review and discuss reports from the independent auditors on:

(a) All critical accounting policies and practices to be used.

(b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5. Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

7. Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures including the Company’s risk assessment and risk management policies.

8. Discuss with the independent auditor the matters to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

9. Discuss any difficulties encountered in the course of the audit work, restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

10. Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

11. Review and discuss with management and the independent auditor the adequacy of the Company’s internal controls and financial reporting controls.

12. Review and evaluate lead partner of the independent auditor team.

13. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm or by any inquiry or investigation by government or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

14. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

15. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company’s Internal Audit Function

16. Review the appointment and replacement of the senior internal auditing executive.

17. Review the significant reports to management prepared by the internal auditing department and management’s responses.

18. Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

19. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

20. Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

21. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable account or audit matters.

22. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or the Company’s compliance policies.

Limitation of Audit Committee’s Role

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of the management and the independent auditor.

APPENDIX B

2005 EXECUTIVE INCENTIVE COMPENSATION PLAN

FEDERAL SIGNAL CORPORATION

EFFECTIVE APRIL 27, 2005

FEDERAL SIGNAL CORPORATION

2005 EXECUTIVE INCENTIVE COMPENSATION PLAN

Article 1. Establishment, Purpose, and Duration

      1.1     Establishment. Federal Signal Corporation, a Delaware corporation (hereinafter referred to as the “Company”), establishes an incentive compensation plan to be known as the Federal Signal Corporation 2005 Executive Incentive Compensation Plan (hereinafter referred to as the “Plan”), as set forth in this document.

      This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards.

      This Plan shall become effective upon shareholder approval (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.

      1.2     Purpose of this Plan. The purpose of this Plan is to provide a means whereby Employees and Directors of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of this Plan is to provide a means through which the Company may attract able individuals to become Employees or serve as Directors of the Company and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

      1.3     Duration of this Plan. Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years from the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the earlier of (a) adoption of this Plan by the Board, or (b) the Effective Date.

Article 2. Definitions

      Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

      2.1     “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

      2.2     “Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3.

      2.3     “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or Other Stock-Based Awards, in each case subject to the terms of this Plan.

      2.4     “Award Agreement” means either: (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award.

      2.5     “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

      2.6     “Board” or “Board of Directors” means the Board of Directors of the Company.

      2.7     “Cause” shall be determined solely by the Committee in the exercise of good faith and reasonable judgment, and shall mean the occurrence of any one (1) or more of the following:

(i) The Participant’s willful and continued failure to substantially perform his duties with the Company (other than any such failure resulting from the Participant’s Disability), after a written demand for substantial performance is delivered to the Participant that specifically identifies the manner in which the Committee believes that the Participant has not substantially performed his duties, and the Participant has failed to remedy the situation within fifteen (15) business days of such written notice from the Company; or

(ii) The Participant’s conviction of a felony; or

(iii) The Participant’s willful engaging in conduct that is demonstrably and materially injurious to the Company, monetarily or otherwise. However, no act or failure to act on the Participant’s part shall be deemed “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the action or omission was in the best interests of the Company.

For purposes of this definition, Disability shall have the meaning ascribed to such term in the Participant’s governing long-term disability plan, or if no such plan exists, at the discretion of the Board.

      2.8     “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

      2.9     “Committee” means the Compensation and Benefits Committee of the Board, or any similar successor committee, or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board.

      2.10     “Company” means Federal Signal Corporation, a Delaware corporation, and any successor thereto as provided in Article 18 herein.

      2.11     “Consolidated Operating Earnings” means the consolidated earnings before income taxes of the Company, computed in accordance with generally accepted accounting principles, but shall exclude the effects of Extraordinary Items.

      2.12     “Covered Employee” means any key Employee who is or may become a “Covered Employee,” as defined in Section 162(m) of the Code, or any successor statute, and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of (i) ninety (90) days after the beginning of the Performance Period, or (ii) twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

      2.13     “Director” means any individual who is a member of the Board of Directors of the Company.

      2.14     “Effective Date” has the meaning set forth in Section 1.1.

      2.15     “Employee” means any employee of the Company, its Affiliates, and/or its Subsidiaries.

      2.16     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

      2.17     “Extraordinary Items” means (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; or (iv) the effect of a merger or acquisition, all of which must be identified in the audited financial statements, including footnotes, or Management Discussion and Analysis section of the Company’s annual report.

      2.18     “Fair Market Value” or “FMV” means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share reported on the New York Stock Exchange (“NYSE”) or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low, closing bid and asked, or opening and closing prices of a Share on the most recent date on which Shares were publicly traded. In the event Shares are not publicly determined at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award.

      2.19     “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7.

      2.20     “Full Value Award” means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.

      2.21     “Grant Price” means the price established at the time of grant of a SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

      2.22     “Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

      2.23     “Insider” shall mean an individual who is, on the relevant date, an officer, or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

      2.24     “Net Income” means the consolidated net income before taxes for a Plan Year, as reported in the Company’s annual report to shareholders or as otherwise reported to shareholders.

      2.25     “Nonemployee Director” means a Director who is not an Employee.

      2.26     “Nonemployee Director Award” means any NQSO, SAR, or Full Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

      2.27     “Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

      2.28     “Operating Cash Flow” means cash flow from operating activities as defined in SFAS Number 95, Statement of Cash Flows.

      2.29     “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

      2.30     “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

      2.31     “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

      2.32     “Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.

      2.33     “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) of the Code and the applicable treasury regulations thereunder for certain performance-based compensation paid to Covered Employees.

      2.34     “Performance Measures” means measures as described in Article 12 on which the performance goals are based and which are approved by the Company’s shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

      2.35     “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

      2.36     “Performance Share” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

      2.37     “Performance Unit” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

      2.38     “Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

      2.39     “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

      2.40     “Plan” means the Federal Signal Corporation 2005 Executive Incentive Compensation Plan.

      2.41     “Plan Year” means the calendar year.

      2.42     “Restricted Stock” means an Award granted to a Participant pursuant to Article 8.

      2.43     “Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the date of grant.

      2.44     “Share” means a share of common stock of the Company, $1.00 par value per share.

      2.45     “Stock Appreciation Right” or “SAR” means an Award, designated as a SAR, pursuant to the terms of Article 7 herein.

      2.46     “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

      2.47     “Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

Article 3. Administration

      3.1     General. The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

      3.2     Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, and, subject to Article 18, adopting modifications and amendments to this Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

      3.3     Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; and (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee that is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

Article 4. Shares Subject to this Plan and Maximum Awards

      4.1     Number of Shares Available for Awards.

(a) Subject to adjustment as provided in Section 4.4, the maximum number of Shares available for issuance to Participants under this Plan on or after the Effective Date (the “Share Authorization”) shall be 4,000,000 Shares.

(b) Subject to the limit set forth in Section 4.1(a) on the number of Shares that may be issued in the aggregate under this Plan, the maximum number of Shares that may be issued pursuant to ISOs shall be: 4,000,000 Shares that may be issued pursuant to Awards in the form of ISOs.

(c) Subject to the limit set forth in Section 4.1(a) on the number of Shares that may be issued in the aggregate under this Plan, the maximum number of shares that may be issued to Nonemployee Directors shall be 1,000,000 Shares, and no Nonemployee Director may receive Awards subject to more than 20,000 Shares in any Plan Year.

      4.2     Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. Moreover, if the Option Price of any Option granted under this Plan or the tax withholding requirements with respect to any Award granted under this Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if an SAR is exercised, only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under this Plan. The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares.

      4.3     Annual Award Limits. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”) shall apply to grants of such Awards under this Plan:

(a) Options. The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be 500,000, plus the amount of the Participant’s unused applicable Annual Award Limit for Options as of the close of the previous Plan Year.

(b) SARs. The maximum number of Shares subject to Stock Appreciation Rights granted in any one Plan Year to any one Participant shall be 500,000, plus the amount of the Participant’s unused applicable Annual Award Limit for SARs as of the close of the previous Plan Year.

(c) Restricted Stock or Restricted Stock Units. The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units in any one Plan Year to any one Participant shall be 250,000, plus the amount of the Participant’s unused applicable Annual Award Limit for Restricted Stock or Restricted Stock Units as of the close of the previous Plan Year.

(d) Performance Units or Performance Shares. The maximum aggregate Award of Performance Units or Performance Shares that a Participant may receive in any one Plan Year shall be 250,000 Shares, or equal to the value of 250,000 Shares determined as of the date of vesting or payout, as applicable, plus the amount of the Participant’s unused applicable Annual Award Limit for Performance Units or Performance Shares as of the close of the previous Plan Year.

(e) Other Stock-Based Awards. The maximum aggregate grant with respect to other Stock-Based Awards pursuant to Section 10.2 in any one Plan Year to any one Participant shall be 250,000, plus the amount of the Participant’s unused applicable Annual Award Limit for Other Stock-Based Awards as of the close of the previous Plan Year.

      4.4     Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

      The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

      Subject to the provisions of Article 20, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the ISO rules under Section 422 of the Code, where applicable.

Article 5. Eligibility and Participation

      5.1     Eligibility. Individuals eligible to participate in this Plan include all Employees and Directors.

      5.2     Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

Article 6. Stock Options

      6.1     Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided that ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted by Section 422 of the Code and the treasury regulations thereunder).

      6.2     Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

      6.3     Option Price. The Option Price for each grant of an Option under this Plan shall be as determined by the Committee and shall be specified in the Award Agreement. The Option Price shall be determined by the Committee, in its discretion; provided, however, the Option Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares on the date of grant.

      6.4     Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for Nonqualified Stock Options granted to Participants outside the United States, the Committee has the authority to grant Nonqualified Stock Options that have a term greater than ten (10) years.

      6.5     Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

      6.6     Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

      A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six (6) months (or such other period as the Committee may permit) prior to their tender to satisfy the Option Price or have been purchased on the open market); (c) by a combination of (a) and (b); or (d) any other method approved or accepted by the Committee in its sole discretion, including, without limitation, if the Committee so determines, a cashless (broker-assisted) exercise.

      Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

      Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

      6.7     Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

      6.8     Termination of Employment. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

      6.9     Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares acquired pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code

(relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

Article 7. Stock Appreciation Rights

      7.1     Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

      Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.

      The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, the Grant Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares on the date of grant. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

      7.2     SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

      7.3     Term of SAR. The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for SARs granted to Participants outside the United States, the Committee has the authority to grant SARs that have a term greater than ten (10) years.

      7.4     Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

      7.5     Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

      Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the excess of the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

      7.6     Settlement of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b) The number of Shares with respect to which the SAR is exercised.

      The payment upon SAR exercise shall be in cash or in Shares.

      7.7     Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

      7.8     Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to this Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.

Article 8. Restricted Stock and Restricted Stock Units

      8.1     Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant.

      8.2     Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

      8.3     Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

      To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

      Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

      8.4     Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.3, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

      The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Federal Signal Corporation 2005 Executive Incentive Compensation Plan, and in the associated Award Agreement. A copy of this Plan and such Award Agreement may be obtained from Federal Signal Corporation.

      8.5     Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

      8.6     Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all

Shares of Restricted Stock or Restricted Stock Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

      8.7     Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9. Performance Units/ Performance Shares

      9.1     Grant of Performance Units/Performance Shares. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

      9.2     Value of Performance Units/Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/ Performance Shares that will be paid out to the Participant.

      9.3     Earning of Performance Units/Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/ Performance Shares shall be entitled to receive payout on the value and number of Performance Units/ Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

      9.4     Form and Timing of Payment of Performance Units/ Performance Shares. Payment of earned Performance Units/ Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/ Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/ Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

      9.5     Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

Article 10. Other Stock-Based Awards

      10.1     Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

      10.2     Value of Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

      10.3     Payment of Other Stock-Based Awards. Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

      10.4     Termination of Employment. The Committee shall determine the extent to which the Participant shall have the right to receive Other Stock-Based Awards following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an Award Agreement entered into with each Participant, but need not be uniform among all Awards of Other Stock-Based Awards issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

Article 11. Transferability of Awards

      11.1     Transferability. Except as provided in Section 11.2 below, during a Participant’s lifetime, his or her Awards shall be exercisable only by the Participant. Awards shall not be transferable other than by will or the laws of descent and distribution; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation hereof shall be null and void. The Committee may establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable or Shares deliverable in the event of, or following, the Participant’s death, may be provided.

      11.2     Committee Action. The Committee may, in its discretion, determine that notwithstanding Section 11.1, any or all Awards (other than ISOs) shall be transferable to and exercisable by such transferees, and subject to such terms and conditions, as the Committee may deem appropriate; provided, however, that only the Participant to which the Award had been granted, a “family member” (as defined below in Section 11.4 below) of such Participant, or a charity may be a transferee of such Award. Such a determination may be made at the time an Award is granted or at any time thereafter.

      11.3     Domestic Relations Orders. Without limiting the generality of Section 11.1, and notwithstanding Section 11.2, no domestic relations order purporting to authorize a transfer of an Award shall be recognized as valid.

      11.4     Family Member. For purposes of Section 11.2, “family member” shall mean a Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant of the Participant), a trust in which these persons (or the Participant) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests.

Article 12. Performance Measures

      12.1     Performance Measures. Unless and until the Committee proposes for shareholder vote and the shareholders approve a change in the general Performance Measures set forth in this Article 12, the performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(a) Net earnings or net income (before or after taxes);

(b) Earnings per share;

(c) Net sales or revenue growth;

(d) Net operating profit;

(e) Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);

(f) Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

(g) Earnings before or after taxes, interest, depreciation, and/or amortization;

(h) Gross or operating margins;

(i) Productivity ratios;

(j) Share price (including, but not limited to, growth measures and total shareholder return);

(k) Expense targets;

(l) Margins;

(m) Operating efficiency;

(n) Market share;

(o) Customer satisfaction;

(p) Working capital targets; and

(q) Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital).

      Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 12.

      12.2     Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

      12.3     Adjustment of Performance-Based Compensation. Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

      12.4     Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 12.1.

Article 13. Nonemployee Director Awards

      All Awards to Nonemployee Directors shall be determined by the Board or Committee.

Article 14. Dividend Equivalents

      Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee.

Article 15. Beneficiary Designation

      Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid or exercised by the Participant’s executor, administrator, or legal representative.

Article 16. Rights of Participants

      16.1     Employment. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant’s employment or service on the Board at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Director for any specified period of time.

      Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 18, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

      16.2     Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

      16.3     Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 17. Change of Control

      The Committee shall determine the extent to which an Award shall be affected by a change of control of the Company. The Committee shall also determine the extent to which an event or occurrence shall be deemed to be a change of control of the Company. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an Award Agreement entered into with each Participant, but need not be uniform among all Awards issued pursuant to this Plan.

Article 18. Amendment, Modification, Suspension, and Termination

      18.1     Amendment, Modification, Suspension, and Termination. Subject to Section 18.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s shareholders and except as provided in Section 4.4, Options or SARs issued under this Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, and no amendment of this Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

      18.2     Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

      18.3     Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary, no termination, amendment, suspension, or modification of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award; however, notwithstanding the preceding, the Committee may amend any Award Agreement or the Plan without the consent of a Participant if the Committee deems it necessary to avoid adverse tax consequences to a Participant under Code Section 409A.

Article 19. Withholding

      19.1     Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

      19.2     Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 20. Successors

      All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 21. General Provisions

      21.1     Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for Cause, termination of the Participant’s provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly engaged or was grossly negligent in the misconduct or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever occurred first) of the financial document embodying such financial reporting requirement.

      21.2     Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

      21.3     Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

      21.4     Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      21.5     Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

      21.6     Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

(a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b) Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

      21.7     Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      21.8     Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

      21.9     Employees Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its

Subsidiaries operate or have Employees or Directors, the Committee, in its sole discretion, shall have the power and authority to:

(a) Determine which Affiliates and Subsidiaries shall be covered by this Plan;

(b) Determine which Employees and/or Directors outside the United States are eligible to participate in this Plan;

(c) Modify the terms and conditions of any Award granted to Employees and/or Directors outside the United States to comply with applicable foreign laws;

(d) Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 20.9 by the Committee shall be attached to this Plan document as appendices; and

(e) Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals.

      Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

      21.10     Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

      21.11     Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any person acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

      21.12     No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

      21.13     Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

      21.14     No Deferred Compensation. No deferral of compensation shall be permitted under this Plan. However, the Committee may permit deferrals of compensation pursuant to a separate plan or a subplan which meets the requirements of Code Section 409A and the regulations thereunder. Notwithstanding any provision herein to the contrary, to the extent an Award would be subject to the requirements of Code Section 409A and the regulations thereunder, then the Award Agreement and the Plan shall be construed and administered such that the Award complies with Code Section 409A, and the Committee may revise such Award Agreement and/or the Plan so that the Award shall be in compliance with Code Section 409A. Additionally, to the extent any Award is subject to Code Section 409A, notwithstanding any provision herein to the contrary, the Plan does not permit the acceleration of the time or schedule of any distribution related to such Award, except as permitted by Code Section 409A, the regulations thereunder, and/or the Secretary of the United States Treasury.

      21.15     Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

      21.16     No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

      21.17     Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware, to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

      21.18     Indemnification. Subject to requirements of Delaware law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgement in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf, unless such loss, cost, liability, or expense is a result of his own willful misconduct or except as expressly provided by statute.

      The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

APPENDIX C

FEDERAL SIGNAL CORPORATION

EXECUTIVE INCENTIVE PERFORMANCE PLAN

ARTICLE I. ESTABLISHMENT AND PURPOSE

      1.1     Establishment of the Plan. Federal Signal Corporation (the “Company”) hereby establishes the Federal Signal Corporation Executive Incentive Performance Plan (the “Plan”) as set forth in the Agreement.

      1.2     Purpose. Section 162(m) of the Internal Revenue Code of 1986 limits to $1,000,000 the amount of an employer’s deduction for a fiscal year relating to compensation for certain executive officers, with exceptions for specific types of compensation such as performance-based compensation. This Plan is intended to provide for the grant of qualified performance-based compensation in the form of awards that is not subject to the Section 162(m) deduction limitation.

      1.3     Effective Date. The effective date of the Plan is March 4, 2005, subject to approval of the material terms of the Plan by the Company’s shareholders.

ARTICLE II. DEFINITIONS

      2.1     Definitions. Whenever used herein, the following terms will have the meanings set forth below, unless otherwise expressly provided. When the defined meaning is intended, the term is capitalized.

(a) “Board” means the Board of Directors of the Company.

(b) “Code” means the Internal Revenue Code of 1986, as amended.

(c) “Committee” means the Compensation Committee of the Board, or another committee appointed by the Board to serve as the administrator for the Plan, which committee at all times consists of persons who are “outside directors” as that term is defined in the regulations promulgated under Section 162(m) of the Code.

(d) “Company” means Federal Signal Corporation.

(e) “Employer” means the Company and any entity that is a subsidiary or affiliate of the Company.

(f) “Participant” for a Performance Period means an officer or other key employee who is designated by the Committee as a participant in the Plan for that Performance Period in accordance with Article III.

(g) “Target Award” shall mean the maximum amount that may be granted to a Participant as an award for a Performance Period if certain performance criteria are achieved in the Performance Period.

(h) “Performance Period” shall mean the fiscal year of the Company; or any other period designated as a Performance Period by the Committee.

      2.2     Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provision had not been included.

ARTICLE III. ELIGIBILITY AND PARTICIPATION

      3.1     Eligibility. The Participants in this Plan for any Performance Period shall be comprised of each employee of the Company who is a “covered employee” for purposes of Section 162(m) of the Code, or who may be such a covered employee as of the end of a tax year for which the Company would claim a tax deduction in connection payment of compensation to such employee, during such Performance Period and who is designated individually or by class to be a Participant for such Performance Period by the Committee at the time a Target Award is established for such employee.

      3.2     Participation. Participation in the Plan will be determined annually by the Committee. Employees approved for participation will be notified of their selection as soon after approval as practicable.

      3.3     Termination of Approval. The Committee may withdraw approval for a Participant’s participation at any time. In the event of such withdrawal, the Employee concerned will cease to be a Participant as of the date of such withdrawal. The Employee will be notified of such withdrawal as soon as practicable following the Committee’s action. A Participant who is withdrawn from participation under this Section will not receive any award for the Performance Period under this Plan.

ARTICLE IV. PERFORMANCE CRITERIA

      4.1     Target Awards. The Committee shall establish objective performance criteria for the Target Award of each Participant for each Performance Period in writing. Such formula shall be based upon one or more of the following criteria, individually or in combination, as the Compensation Committee in its discretion shall determine: (a) net earnings or net income (before or after taxes); (b) earnings per share; (c) net sales or revenue growth; (d) net operating profit; (e) return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue); (f) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); (g) earnings before or after taxes, interest, depreciation, and/or amortization; (h) gross or operating margins; (i) productivity ratios; (j) share price (including, but not limited to, growth measures and total shareholder return); (k) expense targets; (l) margins; (m) operating efficiency; (n) market share; (o) customer satisfaction; (p) working capital targets; and (q) economic value added or EVA (net operating profit after tax minus the sum of capital multiplied by the cost of capital).

      Such formula shall be sufficiently detailed and objective so that a third party having knowledge of the relevant performance results could calculate the award amount to be granted to the Participant pursuant to such Target Award formula.

      Such Target Award shall be established in writing by the Committee no later than 90 days after the beginning of such Performance Period (but no later than the time prescribed by Section 162(m) of the Code or the regulations thereunder in order for the level to be considered pre-established).

      4.2     Grant of Award. As a condition to the right of a Participant to receive any award under this Plan, the Committee shall first be required to certify in writing, by resolution of the Committee or other appropriate action, that the performance criteria of the Target Award have been achieved and that the award amount of such Target Award has been accurately determined in accordance with the provisions of this Plan. For this purpose, approved minutes of a meeting of the Committee in which the certification is made shall be treated as written certification.

      The Committee shall have the right to reduce the amount granted pursuant to a Target Award of a Participant in its sole discretion at any time and for any reason before the Target Award is granted to the Participant, based on such criteria as it shall determine. Notwithstanding any contrary provision of this Plan, the Committee may not adjust upwards the amount granted pursuant to a Target Award subject to this Plan, nor may it waive the achievement of the performance criteria established pursuant to this Plan for the applicable Performance Period.

      The award amount so determined by the Committee shall be granted to the Participant as soon as administratively practical after the amount of the award had been determined and documented as provided above. The amount of the award granted under this Plan shall be the sole award granted to each Participant with respect to a Performance Period.

      The amount granted pursuant to a Target Award may be paid in the form of cash, an award under any benefit plan of the Company or any other form of payment approved by the Committee; provided that the value of such payments at the time the payment, credit or award is made, does not exceed the dollar amount of the Target Award.

      4.3     Maximum Award. The maximum award amount to be granted to each Participant for the 2005 year Performance Period shall be $2,000,000. Thereafter, the maximum award amount for each subsequent Performance Period shall be increased by 4% over the maximum award amount for the immediately preceding Performance Period.

      The Committee shall have the power to impose such other restrictions on Target Awards and awards subject to this Plan as it may deem necessary or appropriate to ensure that such awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code, the regulations promulgated thereunder, and any successors thereto.

ARTICLE V. RIGHTS OF PARTICIPATION

      5.1.     Employment. Nothing in this Plan will interfere with or limit in any way the right of the Employer to terminate a Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of an Employer.

      5.2     Nontransferability. No right or interest of any Participant in this Plan will be assignable or transferable or subject to any lien or encumbrance, whether directly or indirectly, by operation of law or otherwise, including without limitation execution, levy, garnishment, attachment, pledge, and bankruptcy.

      5.3     No Funding. Nothing contained in this Plan and no action taken hereunder will create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant or beneficiary or any other person. Amounts awarded under this Plan at any time and from time to time will be paid from the general funds of the Company. To the extent that any person acquires a right to receive payments hereunder, such right shall be that of an unsecured general creditor of the Company.

      5.4     No Rights Prior to Award Approval. No Participant will have any right to the grant or payment of an award pursuant to this Plan unless and until it has been determined and approved under Section 4.2.

ARTICLE VI. ADMINISTRATION

      6.1     Administration. This Plan will be administered by the Committee according to any rules that it may establish from time to time that are not inconsistent with the provisions of the Plan.

      6.2     Expenses of the Plan. The expenses of administering the Plan will be borne by the Company.

ARTICLE VII. REQUIREMENTS OF LAW

      7.1     Governing Law. The Plan will be construed in accordance with and governed by the laws of the State of Illinois.

      7.2     Withholding Taxes. The Company has the right to deduct from all payments or awards under this Plan any Federal, State, or local taxes required by law to be withheld with respect to such payments.

ARTICLE VIII. AMENDMENT AND TERMINATION

      8.1     Amendment and Termination. The Committee, in its sole and absolute discretion may modify or amend any or all of the provisions of this Plan at any time and from time to time, without notice, and may suspend or terminate it entirely.

ARTICLE IX. SHAREHOLDER APPROVAL

      9.1     Shareholder Approval. This Plan shall be subject to approval by the affirmative vote of a majority of the shares cast in a separate vote of the shareholders of the Company at an Annual Meeting or Special Meeting of Shareholders, and such shareholder approval shall be a condition to the right of a Participant to receive any award hereunder.

      The undersigned hereby certifies that this Plan was duly adopted by the Board at its meeting on March 4, 2005.

By:	/s/ JENNIFER L. SHERMAN

Jennifer L. Sherman
Vice President, General Counsel and Secretary
March 4, 2005

Federal Signal Corporation
c/o National City Bank
Corporate Trust Operations
Locator 5352
P. O. Box 92301
Cleveland, OH 44101-4301

YOUR VOTE IS IMPORTANT
Regardless of whether you plan to attend the Annual Meeting of Stockholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.

Please fold and detach card at perforation before mailing.

FEDERAL SIGNAL CORPORATION

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby nominates, constitutes and appoints James C. Janning and Jennifer L. Sherman (the “Proxies”), or either of them, with full power to act alone, true and lawful attorney(s), with full power of substitution, for the undersigned and in the name, place and stead of the undersigned to vote as indicated on this proxy card all of the shares of common stock, $1.00 par value, of Federal Signal Corporation entitled to be voted by the undersigned at the 2005 Annual Meeting of Stockholders to be held at the Doubletree Guest Suites and Conference Center, 2111 Butterfield Road, Downers Grove, Illinois on Wednesday, April 27, 2005 at 11:00 a.m., local time, and at all adjournments or postponements thereof .

This Proxy will be voted in accordance with specifications made. If no choices are indicated, this Proxy will be voted FOR the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4.

Dated:                                                                        ,2005

                              Signature(s)

Please sign exactly as name appears hereon. Joint owners should each sign. Where applicable, indicate official position or representative capacity.

ELECTRONIC ACCESS TO FUTURE DOCUMENTS NOW AVAILABLE

If you are a registered holder of shares of Federal Signal, you have the option to access future stockholder communications (e.g., annual reports, proxy statements and related proxy materials) over the Internet instead of receiving those documents in print. Participation is completely voluntary. If you give your consent by checking the box below, in the future, when Federal Signal’s stockholder communications are available over the Internet, the package you receive by mail containing your proxy voting card will contain the Internet location where such material is available (http://www.federalsignal.com). The stockholder communication materials will be presented in PDF format. There is no cost to you for this service other than any charges you may incur from your Internet provider, telephone and/or cable company. Once you give your consent, it will remain in effect until revoked by you. You may revoke your consent at any time and/or request paper copies of any stockholder communications by notifying Federal Signal’s transfer agent, National City Bank, or Federal Signal in writing at the address below.

Federal Signal Corporation
1415 W. 22nd Street #1100
Oak Brook, IL 60523

To give your consent to receive such materials electronically, check the appropriate box located below on the attached proxy/voting instruction card when you vote by mail.

Please fold and detach card at perforation before mailing.

Federal Signal Corporation	Proxy

Unless otherwise instructed, this Proxy will be voted FOR the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4.

1.	ELECTION OF DIRECTORS

     ☐ FOR all nominees listed below                              ☐WITHHOLD AUTHORITY
(except as otherwise marked below)                              to vote for all nominees listed below

     Instructions: To withhold authority to vote for any individual nominee, draw a line through that nominee’s name listed below.
                                 Charles R. Campbell                                   Paul W. Jones

2.	APPROVE THE FEDERAL SIGNAL CORPORATION 2005 EXECUTIVE INCENTIVE COMPENSATION PLAN, THE RESERVATION OF 4,000,000 SHARES OF FEDERAL SIGNAL CORPORATION COMMON STOCK FOR FUTURE ISSUANCE UNDER THE PLAN AND THE PERFORMANCE CRITERIA AND LIMITS UNDER THE PLAN FOR PURPOSES OF INTERNAL REVENUE CODE SECTION 162(m).

          ☐     FOR                         ☐     AGAINST                         ☐     ABSTAIN

3.	APPROVE THE FEDERAL SIGNAL CORPORATION EXECUTIVE INCENTIVE PERFORMANCE PLAN.

          ☐     FOR                         ☐     AGAINST                          ☐     ABSTAIN

4.	RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS FEDERAL’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2005.

          ☐     FOR                         ☐     AGAINST                          ☐     ABSTAIN

The Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof in such manner as said Proxies shall determine in their sole discretion.

☐     By checking the box to the left, I consent to future access to stockholder communications (e.g., annual reports, proxy statements, related proxy materials) electronically via the Internet, as described in the accompanying notice. I understand Federal Signal may no longer distribute printed materials to me for any future stockholders meeting until such consent is revoked. I understand I may revoke my consent at any time by writing Federal Signal’s transfer agent, National City Bank, or Federal Signal and that costs normally associated with electronic access, such as usage and telephone charges, will be my responsibility.

(Continued, and to be signed, on the reverse side)